Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Executive Officer

In connection with the Quarterly Report of WincashApolo Gold & Energy, Inc. (the “Company”) on Form 10-Q for the three month period ending December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tommy Tsap, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 13, 2017	/s/ Tommy Tsap
Tommy Tsap
Chief Executive Officer